UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
AMENDMENT NO. 1 TO
CURRENT REPORT

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2014

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)    (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as Amendment No. 1 to Form 8-K filed on January 31, 2014 solely to   remove from Exhibit 99.1 (Press Release dated January 30, 2014) any estimates of mineralized materials and any associated economic indicators derived from the mineralized material estimate previously disclosed as only proven or probable reserves may be disclosed in filings with the United States Securities and Exchange Commission pursuant to the Instructions to Item 102 of Regulation S-K.

Item 8.01.	Other Events

On January 30, 2014, India Globalization Capital, Inc. (the “Company”) issued a press release announcing that it executed an off take agreement to support production growth of high-grade iron ore in Linxi, Inner Mongolia. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

Also, on January 29, 2014, India Globalization Capital, Inc. (the “Company”) issued a press release announcing that it was invited to present at SeeThruEquity’s Microcap Investor Conference on February 6, 2014 in New York City. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01.	Financial Statements and Exhibit

(d) Exhibits

    99.1 Press Release dated January 30, 2014
    99.2 Press Release dated January 29, 2014

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: July 14 , 2014	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

99.1 Press Release dated January 30, 2014
99.2 Press Release dated January 29, 2014